                                                                    EXHIBIT 99.2

                                MEDIAPLEX, INC.

              INDEX TO UNAUDITED PRO FORMA FINANCIAL INFORMATION

Overview of Unaudited Pro Forma Financial Information........................................  1
Unuadited Pro Forma Condensed Combined Balance Sheet as of June 30, 2000.....................  2
Unaudited Pro Forma Condensed Combined Statement of Operations for the six-month period ended June 30, 2000.................................................................  3
Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended
  December 31, 1999..........................................................................  4
Notes to Unaudited Pro Forma Financial Information...........................................  5

                                MEDIAPLEX, INC.

                        PRO FORMA FINANCIAL INFORMATION

     On July 21, 2000, Mediaplex, Inc., a Delaware corporation (the Company), acquired AdWare Systems, Inc. (AdWare), a Kentucky corporation, from McCann-Erickson USA, Inc., a Delaware corporation and wholly-owned subsidiary of The Interpublic Group of Companies, Inc., a Delaware corporation. The acquisition was accounted for using the purchase method of accounting and, accordingly, the purchase price was allocated to the tangible and intangible assets acquired and liabilities assumed on the basis of their fair values on the acquisition date.

     The following unaudited pro forma combined balance sheet gives effect to this acquisition as if it had occurred on June 30, 2000. The following unaudited pro forma combined statements of operations gives effect to this acquisition as if it had occurred on January 1, 1999, by combining the results of operations of AdWare for the year ended December 31, 1999 and the six-month period ended June 30, 2000, with the results of operations of the Company for the year ended December 31, 1999 and the six-month period ended June 30, 2000, respectively.

     The unaudited pro forma financial information presented herein should be read in conjunction with the historical financial statements and related notes of Mediaplex, Inc. in the Company's Form 10-K, filed on April 28, 2000, the unaudited financial statements and related notes of Mediaplex, Inc. in the Company's Form 10-Q, filed on July 25, 2000, and AdWare's historical financial statements included elsewhere in this Form 8-K/A. The unaudited pro forma combined statements of operations is not necessarily indicative of the operating results that would have been achieved had the transactions been effected as of January 1, 1999 and should not be construed as being representative of future operating results.

                                MEDIAPLEX, INC.

                       PRO FORMA COMBINED BALANCE SHEET
                                  (unaudited)
                     (in thousands, except share amounts)


                                                                                          June 30, 2000
                                                                        -------------------------------------------------------
                                                                        Mediaplex      AdWare     Adjustments         Pro Forma
                                                                        ---------     --------    -----------         ---------
               ASSETS
               ------
Cash and cash equivalents............................................   $  42,529     $    643    $    (4,000)        $  39,172
Short-term investments...............................................      30,523           --             --            30,523
                                                                        ---------     --------    -----------         ---------
  Total cash, cash equivalents,
   and short-term investments........................................      73,052          643         (4,000)           69,695
Accounts receivable, net.............................................      14,749        1,049             --            15,798
Other current assets.................................................         944           78             --             1,022
                                                                        ---------     --------    -----------         ---------
       Total current assets..........................................      88,745        1,770         (4,000)           86,515
Property and equipment, net..........................................       7,588        5,700             --            13,288
Goodwill and intangible assets, net..................................       1,756           --         21,596(A)         27,352
Other assets.........................................................         606            9             --               615
                                                                        ---------     --------    -----------         ---------
       Total assets..................................................   $  98,695     $  7,479    $    21,596         $ 127,770
                                                                        =========     ========    ===========         =========
LIABILITIES AND STOCKHOLDERS' EQUITY
------------------------------------
Current Liabilities:
     Accounts payable and accrued expenses...........................   $  14,945     $  4,045    $        --         $  18,990
     Deferred revenue................................................         154           --             --               154
     Capital lease obligations, current portion......................          --          234             --               234
     Notes payable to stockholders, current portion..................         110           --             --               110
                                                                        ---------     --------    -----------         ---------
       Total current liabilities.....................................      15,209        4,279             --            19,488
Capital lease obligations............................................          --          548             --               548
Notes payable to stockholders........................................         181           --             --               181
Other non-current liabilities........................................          --          363             --               363
                                                                        ---------     --------    -----------         ---------
       Total liabilities.............................................      15,390        5,190             --            20,580

Stockholders'/Divisional Equity:
     Preferred stock,0.0001 par value;
       authorized 10,000,000 shares..................................          --           --             --                --
     Common stock,0.0001 par value; authorized
       150,000,000 shares; 33,599,337 shares
       issued and outstanding as of June 30, 2000....................           3           --             --                 3
     Common stock; no par value, 2,000 shares
       authorized; 100 shares issued and outstanding.................          --          186           (186)(D)            --
     Additional paid-in capital......................................     144,398           --         23,885 (D)       168,283
     Warrants........................................................       2,040           --             --             2,040
     Deferred stock compensation.....................................      (2,449)          --             --            (2,449)
     Accumulated other comprehensive loss............................         (52)          --             --               (52)
     Accumulated deficit.............................................     (60,635)          --             --           (60,635)
     Net contributions from McCann and IPG/divisional equity.........          --        2,119         (2,119)(D)            --
     Treasury stock, at cost; 100 shares.............................          --          (16)            16 (D)            --
                                                                        ---------     --------    -----------         ---------
       Total stockholders'/divisional equity.........................      83,305        2,289         21,596           107,190
                                                                        ---------     --------    -----------         ---------
       Total liabilities and stockholders'/divisional equity.........   $  98,695     $  7,479    $    21,596         $ 127,770
                                                                        =========     ========    ===========         =========

      See accompanying Notes to Pro Forma Combined Financial Information

                                MEDIAPLEX, INC.
                  PRO FORMA COMBINED STATEMENT OF OPERATIONS
                                  (unaudited)
              (in thousands, except share and per share amounts)


                                                                           Six-month Period Ended June 30, 2000
                                                            ------------------------------------------------------------
                                                             Mediaplex       AdWare          Adjustments      Pro Forma
                                                            -----------     --------        -------------    -----------
Revenues................................................    $   34,830      $  4,776         $        --      $    39,606
Cost of revenues........................................        25,222         2,140                  --           27,362
                                                            ----------      --------         -----------      -----------
     Gross profit.......................................         9,608         2,636                               12,244
Operating expenses:
     Sales and marketing................................        11,590         1,045                  --           12,635
     Research and development...........................         4,182         1,550                  --            5,732
     General and administrative.........................         4,996         1,978                  --            6,974
     Stock-based compensation...........................        11,843            --                  --           11,843
     Amortization of goodwill and intangibles...........           501            --               4,266 (B)        4,767
                                                            ----------      --------         -----------      -----------
       Total operating expenses.........................        33,112         4,573               4,266           41,951
                                                            ----------      --------         -----------      -----------
       Loss from operations.............................       (23,504)       (1,937)             (4,266)         (29,707)
Other income (expense), net.............................         2,436          (284)                 --            2,152
                                                            ----------      --------         -----------      -----------
       Loss before income tax benefit...................       (21,068)       (2,221)             (4,266)         (27,555)
Income tax benefit......................................            --           807                  --              807
                                                            ----------      --------         -----------      -----------
         Net loss.......................................    $  (21,068)     $ (1,414)        $    (4,266)     $   (26,748)
                                                            ==========      ========         ===========      ===========
Net loss per share--basic and diluted...................    $    (0.65)                                       $     (0.80)
                                                            ==========                                        ===========
Weighted average shares outstanding (C).................    32,427,205                                         33,639,126
                                                            ==========                                        ===========


      See accompanying Notes to Pro Forma Combined Financial Information

                                MEDIAPLEX, INC.
                  PRO FORMA COMBINED STATEMENT OF OPERATIONS
                                  (unaudited)
              (in thousands, except share and per share amounts)

                                                                            Year Ended December 31, 1999
                                                          ----------------------------------------------------------------
                                                           Mediaplex            AdWare       Adjustments        Pro Forma
                                                          ----------           --------     -------------      -----------
Revenues..............................................  $   26,405            $  8,473        $     --         $    34,878
Cost of revenues......................................      20,418               4,134              --              24,552
                                                        ----------            --------        --------         -----------
     Gross profit.....................................       5,987               4,339                              10,326
Operating expenses:
     Sales and marketing..............................       7,399               2,134              --               9,533
     Research and development.........................       4,135               1,787              --               5,922
     General and administrative.......................       5,067               1,361              --               6,428
     Stock-based compensation.........................      11,360                  --              --              11,360
     Amortization of goodwill and intangibles.........         753                  --           8,532 (B)           9,285
                                                        ----------            --------        --------         -----------
       Total operating expenses.......................      28,714               5,282           8,532              42,528
                                                        ----------            --------        --------         -----------
       Loss from operations...........................     (22,727)               (943)         (8,532)            (32,202)
Other income (expense), net...........................         912                (605)             --                 307
                                                        ----------            --------        --------         -----------
       Loss before income tax benefit.................     (21,815)             (1,548)         (8,532)            (31,895)
Income tax benefit....................................          --                 604              --                 604
                                                        ----------            --------        --------         -----------
         Net loss.....................................     (21,815)               (944)         (8,532)            (31,291)
Beneficial conversion feature of Series C
   convertible preferred stock........................     (14,360)                 --              --             (14,360)
                                                        ----------            --------        --------         -----------
Net loss attributable to common stockholders..........  $  (36,175)           $   (944)       $ (8,532)        $   (45,651)
                                                        ==========            ========        ========         ===========
Net loss per share attributable to common
   stockholders--basic and diluted....................  $    (2.34)                                            $     (2.74)
                                                        ==========                                             ===========
Weighted average shares outstanding (C)...............  15,426,913                                              16,639,834
                                                        ==========                                             ===========


      See accompanying Notes to Pro Forma Combined Financial Information

                                MEDIAPLEX, INC.

                   NOTES TO PRO FORMA FINANCIAL INFORMATION
                                  (unaudited)



     The unaudited pro forma condensed combined financial statements present the effect of the mergers of the Company and AdWare, effective July 21, 2000, accounted for using the purchase method of accounting. The unaudited pro forma condensed consolidated financial statements, including the notes thereto, should be read in conjunction with the historical consolidated financial statements and related notes of Mediaplex, Inc. and AdWare Systems, Inc.


     The aggregate purchase price of approximately $27.3 million consisted of $4 million in cash and 1,211,921 shares of the Company's common stock with an estimated fair value of $23.3 million. Of the total purchase price, $25.6 million was allocated to goodwill and intangible assets, consisting of acquired technology, tradenames, and an established work force, and in-process research and development. The acquired goodwill and intangible assets will be amortized over their estimated useful lives of three years. The in-process research and development will be recorded in the three months ended September 30, 2000, after receiving a third party valuation report. This charge has not been reflected in the pro forma combined financial statements.

     It is anticipated that the combined company will incur estimated direct transaction charges of $621,000 related to the merger, in the third and fourth quarter of 2000. These charges include estimated legal and financial advisory fees of approximately $455,000 and other estimated merger related expenses totaling $66,000 consisting primarily of other professional services and estimated registration expenses. Actual amounts ultimately incurred could differ from the estimated amounts. Additionally, the direct transaction charges do not include integration costs that may be incurred. Neither the Company nor AdWare has estimated the amount or nature of integration costs.



     The following adjustments were applied to the Company's historical financial statements and those of AdWare to arrive at the pro forma combined financial information:


     (A)  To reflect the preliminary allocation of the purchase cost.

          The total estimated purchase price for the acquisition has been allocated on a preliminary basis to assets and liabilities of AdWare based on management's best estimates of their fair value with the excess costs over the net assets acquired allocated to goodwill, since the Company has not fully assessed the value of the in-process research and development. The preliminary allocation has resulted in an estimated goodwill and identified intangible assets, consisting of acquired technology, tradenames, and an established work force, totaling approximately $25.6 million which is being amortized over a period of three years. This allocation is subject to change pending a final analysis of the value of the assets acquired and liabilities assumed and the charge for purchased in-process research and development.

     (B) To record amortization of goodwill and other intangible assets resulting from the acquisition over the estimated period of benefit of three years.

     (C) Pro forma basic and diluted net loss per share for the year ended December 31, 1999 and the six-month period ended June 30, 2000, were computed using the weighted average number of common shares outstanding. Differences between historical weighted average shares outstanding and pro forma weighted average shares outstanding used to compute net loss per share result from the inclusion of shares issued in conjunction with the acquisition as if those shares were outstanding from January 1, 1999. Dilutive options and warrants are excluded from the computation as their effect is antidilutive.

     (D) To reflect the elimination of the historical Stockholder's equity accounts of AdWare including the acquisition of all the outstanding stock of AdWare.